Exhibit 4.20.1

AMENDMENT No.1

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320NEO - LAN - AMDT 1 - A320NEO Family PA
Ref: CT11011951	Page 1 of 5

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This amendment No.1 to the Agreement (as defined below) is entered into as of this 27th day of February 2013, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

The Buyer and the Seller being collectively referred to as the “Parties’’ and individually as a “Party”.

WHEREAS

A.	The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 NEO Aircraft and such purchase agreement, together with all exhibits, appendices and letter agreements thereto are together referred to as the “Agreement”.

B.	The Buyer and the Seller now wish to enter into this amendment No. 1 to the Agreement (the “Amendment No. 1”) covering the [***] the Propulsion Systems.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.1 and capitalized terms used herein and not otherwise defined in this Amendment No.1 will have the meanings assigned to them in the Agreement.

1.	SCOPE

The Buyer and the Seller have agreed to [***]

the Propulsion Systems.

A320NEO - LAN - AMDT 1 - A320NEO Family PA
Ref: CT11011952	Page 2 of 5

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.	PROPULSION SYSTEMS SELECTION

2.1	Paragraph 2.3.2 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

The Buyer shall provide written notice to the Seller of its choice of Propulsion Systems for the Aircraft by

[***]

UNQUOTE

2.2	[***]

A320NEO - LAN - AMDT 1 - A320NEO Family PA
Ref: CT11011953	Page 3 of 5

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	EFFECT OF THE AMENDMENT

3.1	This Amendment No.1 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

3.2	The Agreement shall be deemed amended to the extent provided in this Amendment No.1 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

3.3	The Parties agree that this Amendment No.1 shall constitute an integral, non-severable part of the Agreement and be governed by all of its

3.4	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment No.1, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

3.5	This Amendment No.1 will not be modified or varied except by an instrument in writing executed by both Parties.

3.6	The Parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.12 of the Agreement.

3.7	The Parties agree that clause 21 of the Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.1.

3.8	This Amendment No.1 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

3.9	This Amendment No.1 shall be governed by and construed in accordance with the laws of England.

A320NEO - LAN - AMDT 1 - A320NEO Family PA
Ref: CT11011954	Page 4 of 5

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No.1 to the Agreement was duly entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

Chrisophe Mourey Senior Vice President Contracts
Its:
Date:

LATAM AIRLINES GROUP S.A.

By:	/s/ OSCAR AGUAYO

Its:	OSCAR AGUAYO
Director Flota Propia [illegible]

Date:

A320NEO - LAN - AMDT 1 - A320NEO Family PA
Ref: CT11011951	Page 5 of 5

“[* * *]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT No.2

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320NEO - LAN - AMDT 2 - A320NEO Family PA
Ref: CT11011951	Page 1 of 6

This amendment No.2 to the Agreement (as defined below) is entered into as of this 15th day of July 2014, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huldobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.	The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 NEO Aircraft and such purchase agreement, together with all exhibits, appendices and letter agreements thereto are together referred to as the “Agreement”.

B.	The Buyer and the Seller entered into an amendment No. 1 to the Agreement dated February 27, 2013 (the “Amendment No. 1”) covering the [***] of the date by which the Buyer selects the Propulsion Systems.

C.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20,1998 covering the purchase by the Buyer and the sale by the Seller of certain A320 family aircraft, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

D.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements and pursuant to the second such agreement as supplemented with all exhibits, appendices and as amended, supplemented or otherwise modified to and including the date hereof (the “Second A320 Family Purchase Agreement”) whereby, among other matters, the Seller shall sell and deliver and the Buyer shall take delivery of i) 2010 Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement) and ii) Second Batch of Incremental Aircraft (as such term is defined in the Second A320

A320NEO - LAN - AMDT 2 - A320NEO Family PA
Ref: CT11011952	Page 2 of 6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Family Purchase Agreement). Pursuant to amendment No.16 to the Second A320 Family Purchase Agreement dated of even date herewith, the Parties have agreed to convert twelve (12) 2010 Incremental Aircraft into 2014 Incremental NEO Aircraft (as such term is defined below).

E.	[***]

F.	The Buyer and the Seller now wish to enter into this amendment No. 2 to the Agreement (the “Amendment No. 2”) covering the order of 12 (twelve) incremental A320 NEO Aircraft to become the 2014 Incremental NEO Aircraft (as such term is defined below), such aircraft having been converted from 12 (twelve) 2010 Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement), and amending certain terms of the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.2 and capitalized terms used herein and not otherwise defined in this Amendment No.2 will have the meanings assigned to them in the Agreement.

1.	SCOPE

1.1	The Seller shall sell and deliver and the Buyer shall buy and take delivery of 12 (twelve) additional A320 NEO Aircraft upon the terms and conditions contained in this Amendment No.2 (the “2014 Incremental NEO Aircraft”), such 2014 Incremental NEO Aircraft having been converted from 2010 Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement).

1.2	All references to “Aircraft” in the Agreement and this Amendment No.2 shall be also deemed to refer to the 2014 Incremental NEO Aircraft unless expressly stipulated otherwise herein.

2.	2014 INCREMENTAL NEO AIRCRAFT

2.1	DELIVERY SCHEDULE

2.1.1	The Parties agree to delete the table contained in clause 9.1.1 of the Agreement in its entirety and replace it with the following:

QUOTE

Scheduled Delivery Quarters	Rank number	Aircraft type	Aircraft defined as
[***]	1	A320	NEO Aircraft

A320NEO - LAN - AMDT 2 - A320NEO Family PA
Ref: CT11011953	Page 3 of 6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***]	2	A320	NEO Aircraft
	3	A320	NEO Aircraft
	4	A320	NEO Aircraft
	5	A320	NEO Aircraft
	6	A320	NEO Aircraft
	7	A320	NEO Aircraft
	8	A320	NEO Aircraft
	9	A320	NEO Aircraft
	10	A320	NEO Aircraft
	11	A320	NEO Aircraft
	12	A320	NEO Aircraft
	13	A320	NEO Aircraft
	14	A320	NEO Aircraft
	15	A320	NEO Aircraft
	16	A320	NEO Aircraft
	17	A320	NEO Aircraft
	18	A320	NEO Aircraft
	19	A320	NEO Aircraft
	20	A320	NEO Aircraft
	21	A320	2014 Incremental NEO Aircraft
	22	A320	2014 Incremental NEO Aircraft
	23	A320	2014 Incremental NEO Aircraft
	24	A320	2014 Incremental NEO Aircraft
	25	A320	2014 Incremental NEO Aircraft
	26	A320	2014 Incremental NEO Aircraft
	27	A320	2014 Incremental NEO Aircraft
	28	A320	2014 Incremental NEO Aircraft
	29	A320	2014 Incremental NEO Aircraft
	30	A320	2014 Incremental NEO Aircraft
	31	A320	2014 Incremental NEO Aircraft
	32	A320	2014 Incremental NEO Aircraft

UNQUOTE

2.2	PREDELIVERY PAYMENTS

The Predelivery Payments due to the Seller in respect of the 2014 Incremental NEO Aircraft upon the signature of this Amendment No.2 is [***]

being the amount due in accordance with clause 5.3 of the Agreement as of the date hereof and the Parties agree [***]

3.	[***]

A320NEO - LAN - AMDT 2 - A320NEO Family PA
Ref: CT11011954	Page 4 of 6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***]

4.	EFFECT OF THE AMENDMENT

4.1	This Amendment No.2 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

4.2	The Agreement shall be deemed amended to the extent provided in this Amendment No.2 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

4.3	The Parties agree that this Amendment No.2 shall constitute an integral, non-severable part of the Agreement and be governed by all of its provisions.

4.4	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment No.2, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

4.5	This Amendment No.2 will not be modified or varied except by an instrument in writing executed by both Parties.

4.6	The Parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.12 of the Agreement.

4.7	The Parties agree that clause 21 of the Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.2.

4.8	This Amendment No.2 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

4.9	This Amendment No.2 shall be governed by and construed in accordance with the laws of England.

A320NEO - LAN - AMDT 2 - A320NEO Family PA
Ref: CT11011955	Page 5 of 6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No.2 to the Agreement was duly entered into the day and year first above written.

Agreed and Accepted For and on behalf of			Agreed and Accepted For and on behalf of

LATAM AIRLINES GROUP S.A.			AIRBUS S.A.S.

By:	/s/ Roberto Alvo	By:
	ROBERTO ALVO	Its:
Its:	Chief Corporate Officer
LATAM Airlines Group

Date:		Date:

A320NEO - LAN - AMDT 2 - A320NEO Family PA
Ref: CT11011956	Page 6 of 6

AMENDMENT No. 3

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320NEO - LAN - AMDT 3 - A320NEO Family PA
Ref: CT1101195	Page 1 of 7

This amendment No.3 to the Agreement (as defined below) is entered into as of this 11th day of December 2014, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.	The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated June 22, 2011 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 NEO Aircraft and such purchase agreement, together with all exhibits, appendices and letter agreements thereto are together referred to as the “Agreement”.

B.	The Buyer and the Seller entered into an amendment No. 1 to the Agreement dated February 27, 2013 covering the [***] of the date by which the Buyer selects the Propulsion Systems.

C.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20, 1998 covering the purchase by the Buyer and the sale by the Seller of certain A320 family aircraft, and such purchase agreement, its amendment No. 1 dated February 24th 2000, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

A320NEO - LAN - AMDT 3 - A320NEO Family PA
Ref: CT1101195	Page 2 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

D.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements and pursuant to the second such agreement as supplemented with all exhibits, appendices and as amended, supplemented or otherwise modified to and including the date hereof (the “Second A320 Family Purchase Agreement”) whereby, among other matters, the Seller shall sell and deliver and the Buyer shall take delivery of i) 2010 Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement) and ii) Second Batch of Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement). Pursuant to amendment No.16 to the Second A320 Family Purchase Agreement dated of even date herewith, the Parties have agreed to convert twelve (12) 2010 Incremental Aircraft into 2014 Incremental NEO Aircraft (as such term is defined below).

E.	[***]

F.	The Buyer and the Seller entered into amendment No. 2 to the Agreement covering the order of 12 (twelve) Incremental A320 NEO Aircraft to become the 2014 Incremental NEO Aircraft (as such term is defined below), such aircraft having been converted from 12 (twelve) 2010 Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement), and amending certain terms of the Agreement.

G.	The Buyer and the Seller now wish to enter into this amendment No. 3 to the Agreement (the “Amendment No. 3”) covering the order of 4 (four) Incremental A320 NEO Aircraft and 4 (four) Incremental A321 NEO Aircraft to become the 2014 2nd Batch NEO Aircraft (as such term is defined below), such aircraft having been converted from 8 (eight) 2010 Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement).

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 3 and capitalized terms used herein and not otherwise defined in this Amendment No. 3 will have the meanings assigned to them in the Agreement.

1.	SCOPE

1.1	The Seller shall sell and deliver and the Buyer shall buy and take delivery of 4 (four) additional A320 NEO Aircraft and 4 (four) additional A321 NEO Aircraft upon the terms and conditions contained in this Amendment No. 3 (the “2014 2nd Batch NEO Aircraft”), such 2014 2nd Batch NEO Aircraft having been converted from 2010 Incremental Aircraft (as such term is defined in the Second A320 Family Purchase Agreement).

A320NEO - LAN - AMDT 3 - A320NEO Family PA
Ref: CT1101195	Page 3 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.2	All references to “Aircraft” in the Agreement and this Amendment No. 3 shall be also deemed to refer to the 2014 2nd Batch NEO Aircraft unless expressly stipulated otherwise herein.

2.	2014 2nd BATCH NEO AIRCRAFT

2.1	DELIVERY SCHEDULE

2.1.1	The Parties agree to delete the table contained in clause 9.1.1 of the Agreement in its entirety and replace it with the following:

QUOTE

Scheduled Delivery Quarters	Rank number	Aircraft type	Aircraft defined as
[***]	1	A320	NEO Aircraft
	2	A320	NEO Aircraft
	3	A320	NEO Aircraft
	4	A320	NEO Aircraft
	5	A320	NEO Aircraft
	6	A320	NEO Aircraft
	7	A320	NEO Aircraft
	8	A320	NEO Aircraft
	9	A320	NEO Aircraft
	10	A320	NEO Aircraft
	11	A320	NEO Aircraft
	12	A320	NEO Aircraft
	13	A320	NEO Aircraft
	14	A320	NEO Aircraft
	15	A320	NEO Aircraft
	16	A320	NEO Aircraft
	17	A320	NEO Aircraft
	18	A320	NEO Aircraft
	19	A320	NEO Aircraft
	20	A320	NEO Aircraft
	21	A320	2014 Incremental NEO Aircraft
	22	A320	2014 Incremental NEO Aircraft
	23	A320	2014 Incremental NEO Aircraft
	24	A320	2014 Incremental NEO Aircraft
	25	A320	2014 Incremental NEO Aircraft
	26	A320	2014 2nd Batch NEO Aircraft
	27	A320	2014 2nd Batch NEO Aircraft
	28	A320	2014 2nd Batch NEO Aircraft
	29	A320	2014 Incremental NEO Aircraft
	30	A320	2014 Incremental NEO Aircraft

A320NEO - LAN - AMDT 3 - A320NEO Family PA
Ref: CT1101195	Page 4 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***]	31	A320	2014 Incremental NEO Aircraft
	32	A320	2014 Incremental NEO Aircraft
	33	A320	2014 Incremental NEO Aircraft
	34	A320	2014 2nd Batch NEO Aircraft
	35	A321	2014 2nd Batch NEO Aircraft
	36	A321	2014 2nd Batch NEO Aircraft
	37	A321	2014 2nd Batch NEO Aircraft
	38	A320	2014 Incremental NEO Aircraft
	39	A320	2014 Incremental NEO Aircraft
	40	A321	2014 2nd Batch NEO Aircraft

UNQUOTE

2.2	PREDELIVERY PAYMENTS

The Predelivery Payments due to the Seller in respect of the 2014 2nd Batch NEO Aircraft upon the signature of this Amendment No. 3 is [***]

being the amount due in accordance with clause 5.3 of the Agreement as of the date hereof and the Parties agree [***]

2.3	[***]

3.	EFFECT OF THE AMENDMENT

3.1	This Amendment No. 3 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

3.2	The Agreement shall be deemed amended to the extent provided in this Amendment No. 3 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

3.3	The Parties agree that this Amendment No. 3 shall constitute an integral, non-severable part of the Agreement and be governed by all of its provisions.

3.4	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment No. 3, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

A320NEO - LAN - AMDT 3 - A320NEO Family PA
Ref: CT1101195	Page 5 of 7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.5	This Amendment No. 3 will not be modified or varied except by an instrument in writing executed by both Parties.

3.6	The Parties hereby acknowledge and agree that this Amendment No. 3 is subject to the confidentiality provisions set forth in clause 22.12 of the Agreement.

3.7	The Parties agree that clause 21 of the Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No. 3.

3.8	This Amendment No. 3 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

3.9	This Amendment No. 3 shall be governed by and construed in accordance with the laws of England.

A320NEO - LAN - AMDT 3 - A320NEO Family PA
Ref: CT1101195	Page 6 of 7

IN WITNESS WHEREOF this Amendment No. 3 to the Agreement was duly entered into the day and year first above written.

Agreed and Accepted For and on behalf of		Agreed and Accepted For and on behalf of

LATAM AIRLINES GROUP S.A.		AIRBUS S.A.S

By:	/s/ [ILLEGIBLE]	By:	/s/ Christophe Mourey

Its:		Its:	Senior Vice President Contracts

Date:		Date:

A320NEO - LAN - AMDT 3 - A320NEO Family PA
Ref: CT1101195